Exhibit 10.13

REAFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

This Reaffirmation of Guaranty and Security Documents (this “Reaffirmation”) dated as of October 4, 2010 is entered into by Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), Vera Bradley Retail Stores, LLC and Vera Bradley International, LLC (the “Subsidiary Guarantors” and, together with the Borrower, the “Credit Parties”) for the benefit of JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”), and the other Secured Creditors (as defined in the Security Agreement and the Pledge Agreement referenced below) and the other Guaranteed Parties (as defined in the Subsidiary Guaranty referenced below). Terms used but not otherwise defined herein have the meaning ascribed thereto by the Amended and Restated Credit Agreement (as defined below).

1. Reference is made to that certain Credit Agreement dated as of November 26, 2008, among the Borrower, JPMorgan Chase Bank, N.A., individually and as administrative agent and the financial institutions party thereto (the “Existing Credit Agreement”).

2. Reference is also made to the following documents (collectively, the Reaffirmed Documents”):

(a) that certain Security Agreement dated as of November 26, 2008 made by and among the Credit Parties and the Collateral Agent for the benefit of the Secured Creditors (the “Security Agreement”);

(b) that certain Pledge Agreement dated as of November 26, 2008 made by and among the Credit Parties and the Collateral Agent for the benefit of the Secured Creditors (the “Pledge Agreement”);

(c) that certain Subsidiary Guaranty dated as of November 26, 2008 made by the Subsidiary Guarantors in favor of the Administrative Agent for the benefit of the Guaranteed Parties (the “Subsidiary Guaranty”);

(d) that certain Trademark Security Agreement dated as of November 26, 2008 made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Creditors (the “Trademark Security Agreement”); and

(e) that certain Copyright Security Agreement dated as of November 26, 2008 made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Creditors (the “Copyright Security Agreement”).

3. Reference is also made to that certain Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the financial institutions signatory thereto (the “Lenders”) and the Administrative Agent (the “Amended and Restated Credit Agreement”), which agreement amends and restates the Existing Credit Agreement.

4. In order to induce the Administrative Agent and the Lenders to enter into and extend or continue credit under the Amended and Restated Credit Agreement, the Credit Parties hereby:

(a) agree to and reaffirm all of the terms and conditions of the Reaffirmed Documents, and reaffirm and make all of the representations and warranties in the Reaffirmed Documents as of the date hereof, in each case as if the same had been fully set forth herein;

(b) agree that for all purposes of the Reaffirmed Documents, the Amended and Restated Credit Agreement shall be deemed to be the “Credit Agreement” and hereafter the term “Credit Agreement” (as defined in each of the Reaffirmed Documents) shall mean the Amended and Restated Credit Agreement, as amended, modified, restated, amended and restated and/or supplemented from time to time;

(c) agree that Schedules I through VII to the Security Agreement are amended in their entirety to read as set forth on Schedules I through VII hereto;

(d) without limiting the foregoing, make and confirm the grant of the security interests as set forth in Section 3 of the Security Agreement, Section 2 of the Pledge Agreement and the recitals of each of the Trademark Security Agreement and the Copyright Security Agreement, to the Collateral Agent on behalf of, and for the benefit of, the Secured Creditors (in each case as defined therein); and

(e) as applicable, without limiting the foregoing, make and confirm the guaranty as set forth in Section 1 of the Subsidiary Guaranty to the Administrative Agent on behalf of, and for the benefit of, the Guaranteed Parties (as defined therein).

5. The parties hereto agree that except as expressly modified hereby, the Reaffirmed Documents remain in full force and effect in accordance with their terms.

6. This Reaffirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7. This Reaffirmation shall be construed in accordance with and governed by the law (without regard to conflict of law provisions) of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first written above.

VERA BRADLEY DESIGNS, INC.

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

VERA BRADLEY RETAIL STORES, LLC

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

VERA BRADLEY INTERNATIONAL, LLC

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

[Signature Page to Reaffirmation of Guaranty and Security Documents]